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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               February 9, 1996
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               Date of Report (Date of earliest event reported)



                                FMC CORPORATION
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            (Exact name of registrant as specified in its charter)




         Delaware                       1-2376                    94-0479804
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(State or other jurisdiction          (Commission              (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)



             200 East Randolph Drive, Chicago, Illinois     60601
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              (Address of principal executive offices)   (Zip Code)



                                 (312)861-6000
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             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

         On February 9, 1996 the Board of Directors of FMC Corporation (the "Company") approved amendments to its Shareholder Rights Plan. The amendments to the Plan are described in Item 1 (Description of Registrant's Securities to be Registered) of Form 8A/A dated February 12, 1996 and such description is hereby incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the Amendment dated February 9, 1996 to the Rights Agreement dated as of February 22, 1986 as amended and restated as of February 19, 1988 between the Company and Harris Trust and Savings Bank, as Rights Agent, which is attached as Exhibit 1 hereto and is hereby incorporated herein by reference.

         Also on February 9, 1996, the Company issued a press release, which is attached hereto as Exhibit 2 and is hereby incorporated herein by reference.


Item 7.  Financial Statements Pro Forma Financial Information and Exhibits.

   1. Amendment dated as of February 9, 1996 to Rights Agreement dated as of February 22, 1986 as amended and restated as of February 19, 1988 between the Company and Harris Trust and Savings Bank.

   2.  Press Release dated February 9, 1996.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FMC CORPORATION
                                          Registrant



Date: February 12, 1996                   By:   /s/ Patrick J. Head
                                                --------------------------
                                          Name:  Patrick J. Head
                                          Title: Vice President